UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10593	11-2481903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and the Notes

On March 12, 2013, Iconix Brand Group, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell to Barclays Capital Inc. (“Barclays”) (the “Initial Purchaser”), and the Initial Purchaser agreed to purchase from the Company, $350 million aggregate principal amount of the Company’s 1.50% Convertible Senior Subordinated Notes due 2018 (the “Notes”). The Purchase Agreement also granted to the Initial Purchaser an over-allotment option to purchase up to an additional $50 million aggregate principal amount of Notes.

The Initial Purchaser subsequently exercised its over-allotment option in full and the closing of the sale of $400 million aggregate principal amount of Notes occurred on March 18, 2013.

The net proceeds from the offering, after deducting the Initial Purchaser’s discount and the estimated offering expenses payable by the Company, were approximately $391.0 million. The Company used approximately $26.4 million of the net proceeds from the sale of the Notes to pay the cost of the convertible note hedge transactions, taking into account the proceeds from the sale of the warrants, as described below under “Note Hedge and Warrant Arrangements”. The Company used approximately $69.0 million of the net proceeds from the offering of the Notes to fund the repurchase of approximately 2.96 million shares of its common stock in privately negotiated transactions through the Initial Purchaser. The Company expects to use additional net proceeds from the offering of the Notes for general corporate purposes, which may include investing in or acquiring new brands through opportunistic transactions and strategic relationships and additional share repurchases.

The Notes and the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchaser in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchaser then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchaser in the Purchase Agreement. A copy of the form of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.

The Notes are governed by an indenture, dated as of March 18, 2013 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference; the description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.

The Notes will be convertible into cash and, if applicable, shares of Common Stock (or cash if the Company so elects) based on an initial conversion rate of 32.4052 shares of Common Stock (which is equivalent to an initial conversion price of approximately $30.86 per share), subject to customary adjustments, per $1,000 principal amount of Notes. Prior to 5:00 p.m., New York City time, on the business day immediately preceding December 15, 2017, the Notes are only convertible, at the holder’s option, under the following circumstances and at the following times: (1) during any fiscal quarter (and only during such fiscal quarter) beginning after June 30, 2013, if the closing price of the Common Stock for at least 20 trading days in the 30 consecutive trading days ending on and including the last trading day of the immediately preceding fiscal quarter is more than 130% of the conversion price per share; (2) during the five consecutive business day period immediately following any five consecutive trading day period in which the trading price per $1,000 principal amount of Notes for each day of that period was less than 98% of the product of the closing price of the Common Stock and the applicable conversion rate on each such trading day; (3) if specified distributions to holders of the Common Stock are made, as set forth in the Indenture; and (4) if a fundamental change or a make-whole fundamental change occurs, or if the Company engages in certain other corporate transactions. The Notes will also be convertible at the holder’s option at any time on or after December 15, 2017 until 5:00 p.m., New York City time, on the business day immediately preceding the maturity date of the Notes. Upon conversion, a holder will receive an amount in cash equal to the aggregate of, for each day over a 50 consecutive VWAP trading day period, the lesser of (a) $20 or (b) a daily conversion value, determined in the manner set forth in the Indenture. If, for any day in the conversion reference period, the daily conversion value exceeds $20, the Company also will deliver, at the Company’s election, either cash or Common Stock with respect to the excess amount.

The Notes will bear interest at a rate of 1.50% per year, payable semiannually in arrears in cash on March 15 and September 15 of each year, beginning on September 15, 2013. The Notes will mature on March 15, 2018.

In the event of a change of control (as defined in the Indenture) or termination of trading (as defined in the Indenture), the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any. If a make-whole fundamental change (as defined in the Indenture) occurs and holders of the Notes convert their Notes in connection with such transaction, the Company will, under certain circumstances, increase the conversion rate in the applicable manner set forth in the Indenture.

The Notes rank junior in right of payment to any of the Company’s future secured senior indebtedness and rank equally in right of payment with all of its existing and future unsecured senior indebtedness. The Notes are also effectively subordinated in right of payment all existing and future indebtedness of the Company’s subsidiaries, including both their secured and unsecured obligations.

Note Hedge and Warrant Arrangements

In connection with the sale of the Notes, the Company entered into convertible note hedge agreements with respect to its Common Stock with Barclays Bank PLC (“Barclays Bank”), through its agent Barclays (the “Counterparty”). Pursuant to the these convertible note hedge agreements, each dated March 13, 2013 (the “Note Hedge Agreements”), the Company has purchased call options (the “Note Hedges”) from the Counterparty with respect to $400 million aggregate principal amount of the Notes. These Note Hedges are designed to offset the Company’s exposure to potential dilution upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than the strike price of the Note Hedges (which strike price corresponds to the initial conversion price of the Notes, subject to certain customary adjustments). Copies of the Note Hedge Agreements with Barclays Bank are attached hereto as Exhibit 10.2 and Exhibit 10.3. All Note Hedge Agreements are incorporated herein by reference. The description of the Note Hedge Agreements and the Note Hedges in this report is a summary and is qualified in its entirety by the terms of the Note Hedge Agreements.

The Company also entered into separate warrant transactions with the Counterparty whereby the Company, pursuant to the agreements governing such warrant transactions, each dated March 13, 2013 (the “Warrant Agreements”), sold to the Counterparty warrants (the “Warrants”) to acquire up to 12,962,080 shares of Common Stock, at a strike price of $35.5173 per share of Common Stock. Copies of the Warrant Agreements with Barclays Bank are attached hereto as Exhibit 10.4 and Exhibit 10.5. The Warrant Agreements are incorporated herein by reference. The description of the Warrant Agreements and the Warrants in this report is a summary and is qualified in its entirety by the terms of the Warrant Agreements.

The convertible note hedge transactions and the warrant transactions are separate transactions, entered into by the Company with the Counterparty, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. In addition, holders of the Notes will not have any rights with respect to the Note Hedges or the Warrants.

If the market value per share of the Common Stock at the time of conversion of the Notes is above the strike price of the Note Hedges, the Note Hedges entitle the Company to receive from the Counterparty net shares of Common Stock, cash or a combination of shares of Common Stock and cash, depending on the consideration paid on the underlying Notes, based on the excess of the then current market price of the Common Stock over the strike price of the Note Hedges. Additionally, if the market price of the Common Stock at the time of exercise of the Warrants exceeds the strike price of the Warrants, the Company will owe the Counterparty net shares of Common Stock or cash, not offset by the Note Hedges, in an amount based on the excess of the then current market price of the Common Stock over the strike price of the Warrants, which may have a dilutive effect on the Company’s Common Stock.

These transactions will generally have the effect of increasing the conversion price of the Notes to $35.5173 per share of Common Stock. This conversion price represents a 52.5% premium over the last reported sale price of $23.29 per share on March 12, 2013.

The Warrants and the underlying Common Stock issuable upon exercise of the Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Items 2.03 and 3.02 contain additional terms and conditions and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01 above, on March 18, 2013, the Company issued $400 million aggregate principal amount of the Notes. The Company offered and sold the Notes to the Initial Purchaser in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchaser then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Notes will bear interest at a rate of 1.50% per year, payable semiannually in arrears in cash on March 15 and September 15 of each year, beginning on September 15, 2013. The Notes will mature on March 15, 2018.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Items 1.01 and 3.02 contain additional terms and conditions and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Company issued and sold to the Initial Purchaser $400.0 million aggregate principal amount of Notes on March 18, 2013 (after exercise by the Initial Purchaser of its over-allotment option). The net proceeds to the Company after deducting the Initial Purchaser’s discount and estimated offering expenses are estimated to be approximately $391.0 million. The Initial Purchaser received an aggregate discount of $8.0 million in connection with the offering of the Notes.

The Company entered into the Warrant Agreements with the Counterparty on March 13, 2013, pursuant to which, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, the Company issued Warrants to the Counterparty to acquire in the aggregate up to 12,962,080 shares of Common Stock which may be issued in connection with the conversion of the Notes, at a strike price of $35.5173 per share of Common Stock.

None of the Notes, the Warrants, or the underlying Common Stock issuable upon conversion of the Notes or exercise of the Warrants has been registered under the Securities Act, nor may they be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Items 1.01 and 2.03 contain additional information and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
4.1	Indenture, dated March 18, 2013, between Iconix Brand Group, Inc. and The Bank of New York Mellon Trust, N.A.

4.2	Global Note

10.1	Purchase Agreement, dated March 12, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc.

10.2	Confirmation of OTC Convertible Note Hedge, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC*

10.3	Confirmation of Additional OTC Convertible Note Hedge, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC*

10.4	Confirmation of OTC Warrant Transaction, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC*

10.5	Confirmation of Additional OTC Warrant Transaction, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC*

*	Portions of this exhibit (indicated by [***]) have been omitted pursuant to a request for confidential treatment and have been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

Date: March 18, 2013	By:	/s/ Warren Clamen
	Name:	Warren Clamen
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
4.1	Indenture, dated March 18, 2013, between Iconix Brand Group, Inc. and The Bank of New York Mellon Trust, N.A.

4.2	Global Note

10.1	Purchase Agreement, dated March 12, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc.

10.2	Confirmation of OTC Convertible Note Hedge, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC*

10.3	Confirmation of Additional OTC Convertible Note Hedge, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC*

10.4	Confirmation of OTC Warrant Transaction, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC*

10.5	Confirmation of Additional OTC Warrant Transaction, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC*

*	Portions of this exhibit (indicated by [***]) have been omitted pursuant to a request for confidential treatment and have been separately filed with the Securities and Exchange Commission.